SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2005

ALLIANCE BANCSHARES CALIFORNIA

(Exact Name of Registrant as Specified in its Charter)

California	000-33455	91-2124567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Corporate Pointe

Culver City, CA 90230

(Address of Principal Executive Offices)

(310) 410-9281

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In its meeting held on May 27, 2005, the Compensation and Nominating Committee of the Board of Directors of the Company fixed the annual salaries of the following executive officers at the following levels:

Name and Principal Position
Curtis S. Reis Chief Executive Officer and President	$225,000
Daniel T. Jackson Executive Vice President and Chief Credit Officer	178,000
Daniel L. Erickson Executive Vice President and Chief Financial Officer	140,000
David C. Holmes Executive Vice President	135,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2005	ALLIANCE BANCSHARES CALIFORNIA

	By:	/s/ Daniel L. Erickson
Daniel L. Erickson Executive Vice President and Chief Financial Officer

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